                                                                   Exhibit 11(a)

                                   CONSENT OF
                                   ----------
                              MAYER, BROWN & PLATT
                              --------------------


      We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of Post-Effective Amendment No. 7 to the Form N-1A Registration Statement of Security Capital U.S. Real Estate Shares Incorporated, File Nos. 333-20649 and 811-8033.


                                   /s/ Mayer, Brown & Platt

                                     MAYER, BROWN & PLATT


Washington, D.C.
May 15, 1998